SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 23, 2004

SILICON GRAPHICS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-10441	94-2789662

(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1500 Crittenden Lane
Mountain View, CA		94043-1351

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(650) 960-1980

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

            On June 23, 2004, the Company announced that it has received preliminary confirmation of large orders from two U.S supercomputing customers for SGI® Altix® servers and related SGI® InfiniteStorage systems and services.

            A copy of the press release announcing the Company’s preliminary confirmation of the Altix orders is included as an exhibit to and incorporated by reference in this Current Report on Form 8-K.

Item 7. Exhibits

            (c) Exhibits

            The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release dated June 23, 2004

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2004	By:

Sandra M. Escher
Senior Vice President and
General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DOCUMENT DESCRIPTION

99.1	Press Release dated June 23, 2004